Exhibit 10.40

ALBERTSONS COMPANIES, INC.

2020 OMNIBUS INCENTIVE PLAN

AMENDMENT NO. 1 TO
2022 PERFORMANCE-BASED RESTRICTED
STOCK UNIT AWARD AGREEMENT

This Amendment No. 1 (the “Amendment”) is made to each Restricted Stock Unit Award Agreement granting Performance-Based Restricted Stock Units that was granted by Albertsons Companies, Inc. (the “Company”) pursuant to its 2020 Omnibus Incentive Plan (the “Plan”) on and after February 28, 2022 (each a “2022 PBRSU Award”).

Effective February 22, 2023, each such 2022 PBRSU Award is amended as follows:

Appendix, Section 2(a), “EPS Accrual Percentage”, is amended to add the table and language below directly following the existing table in that section:

The “EPS Accrual Percentage” for Fiscal Years 2023 and 2024 shall be determined as indicated in the table below by comparing the Company’s EPS for each such Fiscal Year to the EPS Goal for the each such Fiscal Year (expressed as a percentage):

Attainment of EPS Goal (EPS/EPS Goal)	EPS Accrual Percentage
Less than 70%	0%
70%	50%
100%	100%
Greater than or equal to 120%	160%

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the date set forth below.

ALBERTSONS COMPANIES, INC.

ALBERTSONS COMPANIES, INC.
By:
Name: Michael Theilmann

[Signature Page to 2022 PBRSU Award Amendment]